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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 20, 2004

                              ARGONAUT GROUP, INC.
               (Exact name of registrant as specified in charter)

         Delaware                       0-14950                  95-4057601
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

10101 Reunion Place, Suite 500, San Antonio, Texas                     78216
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 (Address of Principal Executive Offices)                            (Zip Code)

                                 (210) 321-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On October 20, 2004, Argonaut Group, Inc. issued a press release regarding the impact of Hurricanes Charley, Frances, Ivan and Jeanne on its results of operations for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.       Document Description
     -----------       --------------------

       99.1            Press Release dated October 20, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARGONAUT GROUP, INC.


Dated: October 20, 2004               By: /s/ MARK W. HAUSHILL
                                          --------------------------------------
                                          Mark W. Haushill
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number                  Description
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 99.1                   Press Release, dated October 20, 2004